Exhibit 99.1

News Release
L.B. Foster Company to Nominate Alexander B. Jones from 22NW, LP to Stand for Election to the L.B. Foster Board of Directors at 2024 Annual Meeting of Shareholders

PITTSBURGH, PA, January 26, 2024 – L.B. Foster Company (NASDAQ: FSTR) (“L.B. Foster” or the “Company”), a global technology solutions provider of products and services for the rail and infrastructure markets, today announced that, pursuant to the Cooperation Agreement dated January 25, 2024 between the Company and 22NW, LP, the Company’s largest shareholder, and certain affiliated persons thereof, the Company will nominate Mr. Alexander B. Jones for election to its eight-member Board of Directors at the 2024 Annual Meeting of Shareholders. Mr. Jones will fill the vacancy created by the retirement of Mr. Dirk Jungé who cannot stand for reelection to the L.B. Foster Board under the terms of the Company’s Corporate Governance Guidelines. Mr. Jones has served as a Board Observer at the Company since April of 2023 pursuant to a prior Cooperation Agreement dated April 6, 2023, that the Company entered into with 22NW, LP and certain affiliated persons thereof. Mr. Jones is a Vice President and Senior Research Analyst at 22NW, LP, where he oversees the firm’s investments in the industrials, materials, and consumer sectors. Mr. Jones will continue in his role as a Board Observer through the 2024 Annual Meeting.

Raymond T. Betler, L.B. Foster Chairman of the Board of Directors, stated, “I want to thank Dirk Jungé for his many years of service and excellent contributions to the L.B. Foster Board and wish him well in his retirement.” He continued, “We are pleased to nominate Alex to serve on the L.B. Foster Board. Alex’s contributions as a Board Observer have been positive and constructive and we look forward to his input and perspective as a Board member as we continue to execute on our strategic transformation plan.”

Aron R. English, 22NW’s Portfolio Manager and Founder, commented, “We appreciate the constructive dialogue we have had with L.B. Foster over the years. We remain supportive of the actions the Company has taken to date executing on its strategic transformation and look forward to Alex’s contributions to the Board for the benefit of all shareholders.”

Alexander B. Jones, Vice President, and Senior Research Analyst at 22NW, LP commented, “I am honored to be nominated to serve on the L.B. Foster Board. I look forward to continuing to work constructively with management and the Board on critical topics relevant for all shareholders including investor communication and capital allocation.”

Pursuant to the Cooperation Agreement, L.B. Foster and 22NW have also agreed to customary standstill, voting, confidentiality, and other provisions. The complete Cooperation Agreement between L.B. Foster and 22NW and certain affiliated persons thereof will be filed with the SEC as an exhibit to a Form 8-K.

About L.B. Foster Company
Founded in 1902, L.B. Foster Company is a global technology solutions provider of engineered, manufactured products and services that builds and supports infrastructure. The Company’s innovative engineering and product development solutions address the safety, reliability, and performance needs of its customer's most challenging requirements. The Company maintains locations in North America, South America, Europe, and Asia. For more information, please visit www.lbfoster.com.

About 22NW, LP
22NW, LP is a Seattle-based investment firm that specializes in small and microcap investments that have a multiyear investment horizon.

Forward-Looking Statements
This release may contain “forward-looking” statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, and Section 27A of the Securities Act of 1933, as amended. Forward-looking statements provide management's current expectations of future events based on certain assumptions and include any statement that does not directly relate to any historical or current fact. Sentences containing words such as “believe,” “intend,” “plan,” “may,” “expect,” “should,” “could,” “anticipate,” “estimate,” “predict,” “project,” or their negatives, or other similar expressions of a future or forward-looking nature generally should be considered forward-looking statements. Forward-looking statements in this earnings release are based on management's current expectations and assumptions about future events that involve inherent risks and uncertainties and may concern, among other things, the Company’s expectations relating to our strategy, goals, projections, and plans regarding our financial position, liquidity, capital resources, and results of operations and decisions regarding our strategic growth initiatives, market position, and product development. While the Company considers these expectations and assumptions to be reasonable, they are inherently subject to significant business, economic, competitive, regulatory, and other risks and uncertainties, most of which are difficult to predict and many of which are beyond the Company’s control. The Company cautions readers that various factors could cause the actual results of the Company to differ materially from those indicated by forward-looking statements. Accordingly, investors should not place undue reliance on forward-looking statements as a prediction of actual results. Among the factors that could cause the actual results to differ materially from those indicated in the forward-looking statements are risks and uncertainties related to: any future global health crises, and the related social, regulatory, and economic impacts and the response thereto by the Company, our employees, our customers, and national, state, or local governments; a continuation or worsening of the adverse economic conditions in the markets we serve, including recession, the continued volatility in the prices for oil and gas, governmental travel restrictions, project delays, and budget shortfalls, or otherwise; volatility in the global capital markets, including interest rate fluctuations, which could adversely affect our ability to access the capital markets on terms that are favorable to us; restrictions on our ability to draw on our credit agreement, including as a result of any future inability to comply with restrictive covenants contained therein; a decrease in freight or transit rail traffic; environmental matters, including any costs associated with any remediation and monitoring of such matters; the risk of doing business in international markets, including compliance with anti-corruption and bribery laws, foreign currency fluctuations and inflation, and trade restrictions or embargoes; our ability to effectuate our strategy, including cost reduction initiatives, and our ability to effectively integrate acquired businesses or to divest businesses, such as the recent dispositions of the Track Components, Chemtec, and Ties businesses, and acquisitions of the Skratch Enterprises Ltd., Intelligent Video Ltd., and VanHooseCo Precast LLC businesses and to realize anticipated benefits; costs of and impacts associated with shareholder activism; the timeliness and availability of materials from our major suppliers, as well as the impact on our access to supplies of customer preferences as to the origin of such supplies, such as customers’ concerns about conflict minerals; labor disputes; cybersecurity risks such as data security breaches, malware, ransomware, “hacking,” and identity theft, which could disrupt our business and may result in misuse or misappropriation of confidential or proprietary information, and could result in the disruption or damage to our systems, increased costs and losses, or an adverse effect to our reputation; the continuing effectiveness of our ongoing implementation of an enterprise resource planning system; changes in current accounting estimates and their ultimate outcomes; the adequacy of internal and external sources of funds to meet financing needs, including our ability to negotiate any additional necessary amendments to our credit agreement or the terms of any new credit agreement, and reforms regarding the use of SOFR as a benchmark for establishing applicable interest rates; the Company’s ability to manage its working capital requirements and indebtedness; domestic and international taxes, including estimates that may impact taxes; domestic and foreign government regulations, including tariffs; economic conditions and regulatory changes caused by the United Kingdom’s exit from the European Union; geopolitical conditions, including the conflict in Ukraine and Israel; a lack of state or federal funding for new infrastructure projects; an increase in manufacturing or material costs; the loss of future revenues from current customers; and risks inherent in litigation and the outcome of litigation and product warranty claims. Should one or more of these risks or uncertainties materialize, or should the assumptions underlying the forward-looking statements prove incorrect, actual outcomes could vary materially from those indicated. Significant risks and uncertainties that may affect the operations, performance, and results of the Company’s business and forward-looking statements include, but are not limited to, those set forth under Item 1A, “Risk Factors,” and elsewhere in our Annual Report on Form 10-K for the year ended December 31, 2022, or as updated and/or amended by our other current or periodic filings with the Securities and Exchange Commission.
The forward-looking statements in this release are made as of the date of this release and we assume no obligation to update or revise any forward-looking statement, whether as a result of new information, future developments, or otherwise, except as required by the federal securities laws.
Marketing & Communications:
Caroline Toplak
(412) 928-3540
ctoplak@lbfoster.com